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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 20, 2004
                        --------------------------------
                        (Date of earliest event reported)


                              RIVIERA TOOL COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Michigan                   001-12673             38-2828870
             --------                   ---------             ----------
 (State or other jurisdiction of    (Commission file         (I.R.S. Employer
          incorporation)                 number)          Identification Number)


            5460 Executive Parkway S.E., Grand Rapids, Michigan 49512
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (616) 698-2100
                                                           --------------


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Item 5. OTHER EVENTS

Riviera Tool Company press release dated January 20, 2004




EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

99.1          Riviera Tool Company press release dated January 20, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 23, 2004


                               Riviera Tool Company

                               /s/ Kenneth K. Rieth
                               ----------------------
                               Kenneth K. Rieth
                               President and Chief Executive Officer
                               (Principal Executive Officer)


                               /s/ Peter C. Canepa
                               ----------------------
                               Peter C. Canepa
                               Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)

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                                 EXHIBIT INDEX


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

EXHIBIT NO.      DESCRIPTION

EX-99.1          Press Release dated January 20, 2004

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